SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                       FH


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AVP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        44,461,000.00    4.769612%     1,548,713.51    176,718.08    1,725,431.59       0.00       0.00
                        2A1       128,658,000.00    5.230346%     1,203,427.44    560,771.51    1,764,198.94       0.00       0.00
                        3A1        33,829,000.00    5.470454%       524,341.29    154,216.66      678,557.95       0.00       0.00
                        4A1        36,819,000.00    5.710056%        28,982.32    175,198.78      204,181.10       0.00       0.00
Residual                2AR               100.00    5.230346%           100.00          0.44          100.44       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,783,000.00    5.252089%         1,761.32     16,557.21       18,318.53       0.00       0.00
                        B2          1,891,000.00    5.252089%           880.43      8,276.42        9,156.84       0.00       0.00
                        B3            883,000.00    5.252089%           411.11      3,864.66        4,275.78       0.00       0.00
                        B4            757,000.00    5.252089%           352.45      3,313.19        3,665.64       0.00       0.00
                        B5            504,000.00    5.252089%           234.66      2,205.88        2,440.53       0.00       0.00
                        B6            631,317.00    5.252089%           293.93      2,763.11        3,057.04       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        252,216,417.00     -            3,309,498.45  1,103,885.94    4,413,384.39     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        42,912,286.49              0.00
                                2A1       127,454,572.56              0.00
                                3A1        33,304,658.71              0.00
                                4A1        36,790,017.68              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,781,238.68              0.00
                                B2          1,890,119.57              0.00
                                B3            882,588.89              0.00
                                B4            756,647.55              0.00
                                B5            503,765.34              0.00
                                B6            631,023.07              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        248,906,918.55     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    44,461,000.00     4.769612% 32051D6M9    34.833079      3.974676    965.166921
                           2A1   128,658,000.00     5.230346% 32051D6N7     9.353693      4.358621    990.646307
                           3A1    33,829,000.00     5.470454% 32051D6Q0    15.499757      4.558712    984.500243
                           4A1    36,819,000.00     5.710056% 32051D6R8     0.787157      4.758380    999.212843
Residual                   2AR           100.00     5.230346% 32051D6P2   1,000.000000    4.390572      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,783,000.00     5.252089% 32051D6S6     0.465588      4.376741    999.534412
                           B2      1,891,000.00     5.252089% 32051D6T4     0.465588      4.376741    999.534412
                           B3        883,000.00     5.252089% 32051D6U1     0.465588      4.376741    999.534412
                           B4        757,000.00     5.252089% 32051D6V9     0.465588      4.376741    999.534412
                           B5        504,000.00     5.252089% 32051D6W7     0.465588      4.376741    999.534412
                           B6        631,317.00     5.252089% 32051D6X5     0.465588      4.376741    999.534412
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     252,216,417.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        44,452,967.10   131,911,313.05    34,476,726.46
Loan count                     89              259               61
Avg loan rate           5.025612%        5.482346%        5.728454%
Prepay amount        1,529,953.22     1,139,913.32       507,325.66

                                           Total
                                           -----
Prin balance        38,065,912.67   248,906,919.28
Loan count                     65              474
Avg loan rate           5.969056%             5.51
Prepay amount           14,876.29     3,192,068.49

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         9,509.54        27,288.99         7,350.35
Sub servicer fees            0.00             0.00             0.00
Trustee fees               230.01           665.59           175.01


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                                           Total
                                           -----
Master serv fees         8,031.78        52,180.66
Sub servicer fees            0.00             0.00
Trustee fees               190.48         1,261.08


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.651481%           100.000000%            243,767,100.00
   -----------------------------------------------------------------------------
   Junior            3.348519%             0.000000%              8,445,383.10
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,413,384.39          4,413,384.39
Principal remittance amount            3,309,498.45          3,309,498.45
Interest remittance amount             1,103,885.94          1,103,885.94